[Graphic Omitted]

NEWPORT GREATER CHINA FUND           ANNUAL REPORT

August 31, 1998

                           -----------------------------
                           Not FDIC    May Lose Value
                           Insured     No Bank Guarantee
                           -----------------------------

--------------------------------------------------------------------------------
                      NEWPORT GREATER CHINA FUND HIGHLIGHTS
                       SEPTEMBER 1, 1997 - AUGUST 31, 1998

INVESTMENT OBJECTIVE: Newport Greater China Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, the People's Republic of China and Taiwan).

PORTFOLIO MANAGER COMMENTARY: "Economic turmoil in Southeast Asia continued to negatively affect stock prices during the period. We have been encouraged, however, by the steps China and Hong Kong have taken to boost economic growth."

                       -- Tim Tuttle, Chris Legallet and Tony Zhang, Co-Managers

                    NEWPORT GREATER CHINA FUND PERFORMANCE(1)
                                                                       LOAD-
                                                                     MODIFIED
                             CLASS A   CLASS B   CLASS C   CLASS Z    CLASS A
Inception dates              5/16/97   5/16/97   5/16/97   5/16/97    7/25/97
--------------------------------------------------------------------------------
Distributions declared       $0.061    $0.054    $0.055    $0.067     $0.061
  per share
--------------------------------------------------------------------------------
12-month total returns,      (64.42)%  (64.36)%  (64.46)%  (64.19)%   (64.42)%
assuming reinvestment of all
distributions and no sales
charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
12-month total returns,      (66.46)%  (66.13)%  (64.82)%  (64.19)%  (65.12)%(3)
assuming POP and CDSC (2)
--------------------------------------------------------------------------------
Net asset value per           $6.34     $6.34     $6.32     $6.38     $6.34
share on 8/31/98

TOP FIVE HOLDINGS(4)                       TOP SECTORS(4), (5)
(AS OF 8/31/98)                            (AS OF 8/31/98)
--------------------------------------     ------------------------------------
1. Zhejiang S.E. Elec.Pwr.Co. .... 7.6%    1. Consumer Cyclicals ........ 34.1%
2. President Chain Store Corp. ... 7.3%    2. Utilities ................. 19.3%
3. China Telecom Ltd. ............ 7.0%    3. Financials ................ 13.9%
4. Cheung Kong Holdings Ltd. ..... 6.7%    4. Capital Goods .............  6.7%
5. Smartone Telecom. Holdings Ltd. 6.0%    5. Technologies ..............  5.7%

(1) Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

(2) Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% and 1% for Class B and Class C shares, respectively. Past performance cannot predict future results. Returns and value of an investment will fluctuate, resulting in a gain or loss on sale.

(3) The load-modified Class A total return is shown without a front-end sales charge but with a 2% CDSC. Class B, C and Z shares were not available during the subscription rights offering period.

(4) Holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

(5) Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

In June 1998, Harold Cogger retired as president of Newport Greater China Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I present you with the annual report for Newport Greater China Fund for the 12-month period ended August 31, 1998.

The past year represents one of the most difficult investment periods in recent history for all of Southeast Asia. Volatility that began with the Asian currency crisis in mid- to late-1997 persisted during the period. Falling currency values and stagnant economic growth had a noticeable impact on stock prices throughout the region. Many of the smaller markets within Southeast Asia continue to suffer from financial and political woes, which has depressed stock prices even further. While the economies of Greater China have also been impacted, we believe they possess political and financial foundations that are more developed than those of their weaker neighbors. Moreover, China and Hong Kong appear to have strategic, long-term plans in place and are taking the necessary steps to grow their economies at a reasonable, controlled pace.

We understand that shareholders who have participated in this declining market may feel discouraged, as no one likes to see the value of an investment fall. While your investment managers remain keenly aware of current events and investor sentiment within Southeast Asia, they also continue their search for pockets of opportunity and remain focused on the long-term growth potential within the region. Few investment managers possess the experience, level of knowledge and strong local relationships in Southeast Asia that Newport Fund Management has developed over the past 25 years. Participating in numerous economic and market cycles has given them the patience and expertise necessary to manage effectively during this challenging time.

The following report will provide you with more specific information on your Fund's performance and the markets in which the Fund has focused its efforts. As always, we thank you for choosing Newport Greater China Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    October 12, 1998

Because market and economic conditions change, there can be no assurance that the trends described above or on the following pages will continue.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PORTFOLIO MANAGEMENT REPORT

[Photo of Tim Tuttle]

TIM TUTTLE is managing director of Newport Fund Management, Inc., and lead portfolio manager of Newport Greater China Fund. He has more than 20 years of experience investing in Asian markets and is a Chartered Financial Analyst.
                                                       [Photo of Chris Legallet]

CHRIS LEGALLET is a senior vice president of Newport Fund Management, Inc., and a co-manager of Newport Greater China Fund. He is a former managing director for Asian Investment for Jupiter Tyndall (Asia) Ltd. in Hong Kong and prior to that, was a vice president of Salomon Inc., in New York.

[Photo of Xiaodong (Tony) Zhang]

XIAODONG (TONY) ZHANG is a senior investment officer -- Greater China, of Newport Fund Management, Inc. He is also a co-manager of Newport Greater China Fund. He is a former project manager of overseas investments for Hongmei Electronic Corporation in China.

CONTINUED VOLATILITY CREATED A CHALLENGING INVESTMENT ENVIRONMENT

The 12-month period ended August 31, 1998, was a difficult one for investment managers focused on Southeast Asia. Together, falling stock prices and lower currency values served to depress economies throughout the region. For the 12 months ended August 31, 1998, the Fund generated a negative total return of 64.42% for Class A shares, based on net asset value.

ENCOURAGING SIGNS IN CHINA

The growth of the Chinese economy has slowed considerably, but it is still growing at an annual rate of 6%, according to an estimate by Mellon Bank. The sheer size of the country and the vast resources it possesses allow China to generate much of its growth internally. And, unlike the smaller, less-developed countries of Southeast Asia, China and Hong Kong possess substantial financial reserves. We believe that Chinese consumers have the money to spend, but aren't likely to do so until they see signs of economic improvement. The biggest challenge for China is to find a way to renew consumer confidence, and it appears that the Chinese government is beginning to address this issue by taking fiscal steps to stimulate growth. For example, the government has cut interest rates and made investments in infrastructure, telecommunications, transportation and education.

One very noticeable and positive story in China involves private housing. Historically, China has subsidized housing for people living in urban areas, with rental payments representing as little as 1% of household income. Earlier this year, the Chinese government announced a plan to reduce rental subsidies, which could increase demand for housing. This would help stimulate the economy by boosting demand for household goods. The government is offering to let current occupants purchase their rented units at a deep discount. With almost 300 million of China's 1 billion people living in urban areas, it is expected that approximately 20 to 30 million people may qualify as potential buyers.

While we are beginning to see some signs pointing to increased growth in China, there are still hurdles to overcome, particularly in the banking sector. China has a liquid, but currently inadequate, banking system. While there are reforms in place, 20% to 25% of loans are in default. As China continues to clean up its banking system, capital should be distributed more efficiently to a broader group of economic sectors.

BUILDING A HIGHLY FOCUSED PORTFOLIO

At the beginning of the 12-month period, approximately 14% of the portfolio was in cash. As stock prices began to decline, we put these assets to work by taking advantage of what we believed were attractive buying opportunities. In this environment, we've seen companies that are trading at extraordinarily low valuations, yet which have strong balance sheets. Using bottom-up analysis and strict selection criteria, we are continuing to search for financially sound companies offering solid management teams and the potential to emerge from this crisis in dominant market positions.

POSITIONED FOR FUTURE GROWTH

We believe the Greater China region is positioned for future growth. Many healthy companies are writing off losses in an effort to clean up their balance sheets to start fresh in 1999. Moreover, companies that are currently in good financial shape are trading at historically low valuations, providing what we believe are attractive value opportunities for long-term investors.

MAINTAIN A LONG-TERM VIEW OF THE ASIAN MARKETS

The past 12 months may have discouraged some Greater China investors. In any equity market, including the U.S., periods of volatility are expected. The decline of nearly 20% in large-capitalization U.S. stocks in late July and August of this year and the dramatic price swings that followed are good examples. Economies throughout the world move in cycles. How each country reacts to the ups and downs of these cycles helps determine each country's longer-term economic success. As dedicated Asian-market investors, Newport Fund Management is familiar with the volatile cycles of an emerging region and strives to invest in economies and companies it believes can recover from such cycles.

--------------------------------------------------------------------------------

               NEWPORT GREATER CHINA FUND'S INVESTMENT PERFORMANCE
          VS. HANG SENG INDEX AND MSCI PACIFIC REGION (EX-JAPAN) INDEX

               Change in Value of $10,000 from 5/31/97 to 8/31/98

                       CLASS A SHARES BASED ON NAV AND POP

--------------------------------------------------------------------------------

                                                           MSCI
                                                          PACIFIC
                                                          REGION          HANG
                                                        (EX-JAPAN)        SENG
                              NAV           POP           INDEX           INDEX
                              ---           ---         ----------       -------
May 31, 1997                $10,000       $10,000        $10,000         $10,000
June 30, 1997                10,741        10,123        $10,215          10,305
July 31, 1997                11,256        10,608         10,181          11,125
August 29, 1997               9,999         9,424          8,777           9,548
September 30, 1997           10,211         9,624          9,055          10,258
October 31, 1997              7,563         7,128          7,450           7,263
November 28, 1997             7,178         6,765          8,924           7,255
December 31, 1997             7,369         6,945          8,942           7,401
January 30, 1998              5,797         5,464          8,513           6,697
February 27, 1998             7,806         7,357          8,616           7,930
March 31, 1998                7,711         7,267          7,425           8,004
April 30, 1998                6,970         6,569          6,907           7,244
May 29, 1998                  5,921         5,580          6,192           8,271
June 30, 1998                 5,107         4,813          6,782           8,026
July 31, 1998                 4,445         4,189          5,585           5,800
August 31, 1998               3,558         3,353          4,812           5,170

--------------------------------------------------------------------------------

                  VALUE OF A $10,000 INVESTMENT MADE ON 5/31/97

                                  As of 8/31/98
--------------------------------------------------------------------------------------------------------
                                                                                      LOAD-MODIFIED
   CLASS A                   CLASS B                 CLASS C             CLASS Z            CLASS A
 NAV       POP           NAV      W/CDSC          NAV     W/CDSC           NAV          NAV       W/CDSC
--------------------------------------------------------------------------------------------------------
$3,558    $3,353       $3,557    $3,416         $3,547    $3,547         $3,581       $3,558    $3,487
--------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

                                  As of 8/31/98
---------------------------------------------------------------------------------------------------------
                                                                                       LOAD-MODIFIED
               CLASS A              CLASS B               CLASS C         CLASS Z          CLASS A
INCEPTION      5/16/97              5/16/97               5/16/97         5/16/97          7/25/97
           NAV       POP        NAV      W/CDSC       NAV      W/CDSC       NAV        NAV      W/CDSC(1)
---------------------------------------------------------------------------------------------------------
1 YR    (64.42)%   (66.46)%   (64.36)%   (66.13)%   (64.46)%   (64.82)%   (64.19)%   (64.42)%   (65.12)%
---------------------------------------------------------------------------------------------------------
Life    (43.46)    (45.99)    (43.46)    (45.21)    (43.60)    (43.60)    (43.17)    (64.62)    (65.26)
---------------------------------------------------------------------------------------------------------

(1) The Load Modified Class A total return is shown without a front-end sales charge but with a 2% contingent deferred sales charge (CDSC).

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSCs. Public offering price (POP) returns include the maximum initial sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of: 5% for one year and 4% for life of Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. MSCI Pacific Region (Ex-Japan) Index is a broad-based, unmanaged index that tracks the performance of stocks in the Pacific Rim in countries other than Japan. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                         AUGUST 31, 1998 (IN THOUSANDS)

COMMON STOCKS - 96.5%                         COUNTRY     SHARES     VALUE
-----------------------------------------------------------------------------
CONSTRUCTION - 2.0%
  BUILDING CONSTRUCTION
  Shenzen Fangda Co., Ltd., Class B              Ch        1,078    $    659
                                                                    --------

-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 36.1%
  DEPOSITORY INSTITUTIONS - 6.5%
  Bank Sinopac (a)                               Tw           76          32
  Dah Sing Financial                             HK          681         487
  Hang Seng Bank                                 HK          270       1,366
  Wing Hang Bank Ltd.                            HK          356         287
                                                                    --------
                                                                       2,172
                                                                    --------

  HOLDING COMPANIES - 17.8%
  China Resources Enterprises Ltd.               HK        1,538       1,045
  Citic Pacific Ltd.                             HK        1,532       1,840
  Guangdong Investments                          HK        4,098         686
  Guangzhou Investment Company Ltd.              HK        4,400         264
  Hutchison Whampoa Ltd.                         HK          422       1,720
  Shanghai Industrial Holdings Ltd.              HK          311         392
                                                                    --------
                                                                       5,947
                                                                    --------

  INSURANCE CARRIERS - 1.4%
  National Mutual Asia Ltd.                      HK        1,330         484
                                                                    --------

  REAL ESTATE - 10.4%
  Cheung Kong Holdings Ltd.                      HK          615       2,238
  New World Development Co., Ltd.                HK          295         299
  Sun Hung Kai Properties Ltd.                   HK          326         941
                                                                    --------
                                                                       3,478
                                                                    --------

-----------------------------------------------------------------------------
MANUFACTURING - 4.2%
  FABRICATED METAL - 0.4%
  Sinocan Holdings Ltd.                          HK        8,444         125
                                                                    --------

  HOUSEHOLD APPLIANCES - 3.6%
  Guangdong Kelon Electric Holdings, Class H     HK        2,551       1,207
                                                                    --------

  LEATHER - 0.2%
  Guangdong Tannery Ltd.                         HK        1,822          64
                                                                    --------

MINING & ENERGY - 2.7%
  COAL MINING
  Yanzhou Coal Mining Co., Ltd., Class H         Ch        8,900         896
                                                                    --------

-----------------------------------------------------------------------------
RETAIL TRADE - 10.0%
  APPAREL & ACCESSORY STORES - 2.7%
  Glorious Sun Enterprises                       HK        6,248         902
                                                                    --------

  FOOD STORES - 7.3%
  President Chain Store Corp.                    Tw          927       2,447
                                                                    --------

-----------------------------------------------------------------------------
SERVICES - 0.5%
  COMPUTER SOFTWARE
  Founder Hong Kong Ltd.                         HK        1,055         170
                                                                    --------

-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 36.0%
  ELECTRIC SERVICES - 8.0%
  Huaneng Power International, Inc. ADR (a)      HK           20         131
  Zhejiang Southeast Electric Power Co.,
   Class B (a)                                   Ch       15,685       2,541
                                                                    --------
                                                                       2,672
                                                                    --------

  GAS SERVICES - 5.3%
  Hong Kong and China Gas Co., Ltd.              HK        1,806       1,775
                                                                    --------

  LOCAL & SUBURBAN TRANSIT - 1.5%
  Shanghai Dazhong Taxi Co. (a)                  Ch        1,353         512
                                                                    --------

  RAILROAD - 1.9%
  Guangshen Railway Co., Ltd., Class H           HK        7,330         640
                                                                    --------

  TELECOMMUNICATION - 13.0%
  China Telecom Ltd. (a)                         HK        1,880       2,326
  Smartone Telecommunications Holdings Ltd.      HK        1,019       2,014
                                                                    --------
                                                                       4,340
                                                                    --------

  TRANSPORTATION SERVICES - 6.3%
  New World Infrastructure Ltd. (a)              HK          458         246
  Road King Infrastructure Ltd.                  HK        1,546         619
  Zhejiang Expressway Co. Ltd., Class H          HK       12,720       1,219
                                                                    --------
                                                                       2,084
                                                                    --------

-----------------------------------------------------------------------------
WHOLESALE TRADE - 5.0%
  NONDURABLE GOODS
  Li & Fung Ltd.                                 HK        1,498       1,654
                                                                    --------

  TOTAL COMMON STOCKS (cost of $92,481)                               32,228
                                                                    --------

RIGHTS (a) - 0.0%
-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
  DEPOSITORY INSTITUTIONS
  Bank Sinopac (cost of $0)                      Tw          123    $   (b)
                                                                    --------

  TOTAL INVESTMENTS (cost of $92,481)(c)                              32,228
                                                                    --------

SHORT-TERM OBLIGATIONS - 0.8%                              PAR
-----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.,
                      5.700%  (d)       09/01/98           $ 277         277
                                                                    --------

FORWARD CURRENCY CONTRACTS (e) - 0.2%                                     50
-----------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 2.5%                                   843
-----------------------------------------------------------------------------

  NET ASSETS - 100.0%                                               $ 33,398
                                                                    ========

NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------
  (a) Non-income producing.
  (b) Rounds to less than one.
  (c) Cost for federal income tax purposes is $92,503.
  (d) Rate represents yield at date of purchase.
  (e) As of August 31, 1998, the Fund had entered into the following forward currency exchange contracts:

                                                               Net Unrealized
                                                                Appreciation
    Contracts         In Exchange              Settlement      (Depreciation)
   to Deliver             For                     Date              (US$)
   ----------             ---                     ----              -----

  HK     98,686       US$  12,500              11/30/1998         $     56
  HK     79,343       US$  10,000              11/30/1998               (5)
  HK     19,835       US$    2,500             11/30/1998               (1)
                                                                  --------
                                                                  $     50
                                                                  ========

Summary of Securities
 by Country                               Country        Value     % of Total
-------------------------------------------------------------------------------
Hong Kong                                   HK          $ 25,141        78.0
Taiwan                                      Tw             2,479         7.7
China                                       Ch             4,608        14.3
                                                        --------       -----
                                                        $ 32,228       100.0
                                                        ========       =====

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

     Acronym                                          Name
     -------                                          ----
       ADR                               American Depositary Receipt

See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                                AUGUST 31, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $92,481)                             $ 32,228
Short-term obligations                                               277
                                                                --------
                                                                  32,505

Cash including foreign currencies (cost $606)      $  605
Unrealized appreciation on forward
   currency contracts                                  56
Receivable for:
  Investments sold                                  1,034
  Expense reimbursement due from
    Advisor/Administrator                             218
  Dividends                                           138
  Fund shares sold                                     29
Deferred organization expenses                          9
Other                                                   5          2,094
                                                   ------       --------
    Total Assets                                                  34,599

LIABILITIES
Foreign currencies (cost $371)                        371
Unrealized depreciation on forward
   currency contracts                                   6
Payable for:
  Investments purchased                               419
  Fund shares repurchased                             319
Accrued:
  Management fee                                       36
  Administration fee                                    8
  Transfer agent fee                                    7
  Bookkeeping fee                                       2
Other                                                  33
                                                   ------
    Total Liabilities                                              1,201
                                                                --------

NET ASSETS                                                      $ 33,398
                                                                ========


See notes to financial statements.

                    STATEMENT OF ASSETS & LIABILITIES - CONT.

Net asset value & redemption price per share -
Class A ($31,214/4,921)                                            $6.34(a)
                                                                ========

Maximum offering price per share - Class A
($6.34/0.9425)                                                     $6.73(b)
                                                                ========

Net asset value & offering price per share -
Class B ($1,692/267)                                               $6.34(a)
                                                                ========

Net asset value & offering price per share -
Class C ($443/70)                                                  $6.32(a)
                                                                ========

Net asset value, offering & redemption price per share -
Class Z ($49/8)                                                    $6.38
                                                                ========


COMPOSITION OF NET ASSETS
Capital paid in                                                 $114,768
Undistributed net investment income                                  313
Accumulated net realized loss                                    (21,479)
Net unrealized appreciation (depreciation) on:
    Investments                                                  (60,253)
    Foreign currency transactions                                     49
                                                                --------
                                                                $ 33,398
                                                                ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1998

(in thousands)
INVESTMENT INCOME
Dividends:
  Cheung Kong Holdings Ltd.                                    $     115
  Citic Pacific Ltd.                                                 214
  Guangshen Railway Co., Ltd.                                        106
  Henderson Land Development Co., Ltd.                               117
  Other                                                            1,463
Interest                                                             101
                                                               ---------
      Total Investment Income (net of nonreclaimable
      foreign taxes withheld at source which
      amounted to $3)                                              2,116
EXPENSES
Management fee                                   $    842
Administration fee                                    183
Service fee - Class A, Class B, Class C               183
Distribution fee - Class B                             16
Distribution fee - Class C                              5
Transfer agent fee                                    245
Bookkeeping fee                                        36
Trustees fee                                            7
Custodian fee                                         125
Audit fee                                              15
Legal fee                                               8
Registration fee                                       54
Reports to shareholders                                12
Amortization of deferred
  organization expenses                                 2
Other                                                  95
                                                 --------
                                                    1,828
Fees and expenses waived or borne by
 the Advisor/Administrator                           (231)         1,597
                                                 ---------     ---------
       Net Investment Income                                         519
                                                               ---------

NET REALIZED & UNREALIZED  GAIN (LOSS) ON PORTFOLIO  POSITIONS Net realized loss on:
  Investments                                     (21,480)
  Foreign currency transactions                       (17)
                                                 --------
       Net Realized Loss                                         (21,497)
Net unrealized appreciation (depreciation)
 during the period on:
  Investments                                     (47,018)
  Foreign currency transactions                        50
                                                 --------
       Net Unrealized Depreciation                               (46,968)
                                                               ---------
       Net Loss                                                  (68,465)
                                                               ---------
Decrease in Net Assets from Operations                         $ (67,946)
                                                               =========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                  Year         Period
                                                  ended         ended
(in thousands)                                  August 31     August 31
                                                ---------     ---------
INCREASE (DECREASE) IN NET ASSETS                 1998         1997 (a)
Operations:
Net investment income                            $    519       $    111
Net realized gain (loss)                          (21,497)           578
Net unrealized depreciation                       (46,968)       (13,236)
                                                 --------       --------
    Net Decrease from Operations                  (67,946)       (12,547)
                                                 --------       --------
Distributions:
From net investment income - Class A                 (356)           --
From net investment income - Class B                   (9)           --
From net investment income - Class C                   (2)           --
From net investment income - Class Z                   (b)           --
                                                 --------       --------
                                                  (68,313)           --
                                                 --------       --------

Fund Share Transactions:
Receipts for shares sold - Class A                 11,106        134,419
Value of distributions reinvested - Class A           231            --
Cost of shares repurchased - Class A              (29,994)        (7,769)
                                                 --------       --------
                                                  (18,657)       126,650
                                                 --------       --------
Receipts for shares sold - Class B                  4,627            --
Value of distributions reinvested - Class B             5            --
Cost of shares repurchased - Class B               (1,277)           --
                                                 --------       --------
                                                    3,355            --
                                                 --------       --------
Receipts for shares sold - Class C                  2,192            --
Value of distributions reinvested - Class C             1            --
Cost of shares repurchased - Class C               (1,285)           --
                                                 --------       --------
                                                      908            --
                                                 --------       --------
Receipts for shares sold - Class Z                      1            --
Value of distributions reinvested - Class Z             1            --
                                                 --------       --------
                                                        2            --
                                                 --------       --------
  Net Increase (Decrease) from Fund Share
     Transactions                                 (14,392)       126,650
                                                 --------       --------
        Total Increase (Decrease)                 (82,705)       114,103
NET ASSETS
Beginning of period                               116,103          2,000
                                                 --------       --------
End of period (including undistributed net
  investment of $313 and $134, respectively)     $ 33,398       $116,103
                                                 ========       ========

(a) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission.
(b) Rounds to less than one.


See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                  Year        Period
                                                  ended        ended
(in thousands)                                  August 31     August 31
                                                ---------     ---------
                                                  1998         1997 (a)
NUMBER OF FUND SHARES
Sold - Class A                                        953          6,708
Issued for distributions reinvested - Class A          18            --
Repurchased - Class A                              (2,514)          (372)
                                                 --------       --------
                                                   (1,543)         6,336
                                                 --------       --------
Sold - Class B                                        382            --
Issued for distributions reinvested - Class B         (b)            --
Repurchased - Class B                                (123)           --
                                                 --------       --------
                                                      259            --
                                                 --------       --------
Sold - Class C                                        194            --
Issued for distributions reinvested - Class C         (b)            --
Repurchased - Class C                                (132)           --
                                                 --------       --------
                                                       62            --
                                                 --------       --------
Sold - Class Z                                        (b)            --
Issued for distributions reinvested - Class Z         (b)            --
                                                 --------       --------
                                                      (b)            --
                                                 --------       --------


(a) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission.
(b) Rounds to less than one.


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1998

NOTE 1.  ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: Newport Greater China Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, the People's Republic of China and Taiwan). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value. Because of events occurring after the close of the Hong Kong markets on August 31, 1998, the Fund adjusted the value of certain securities held by the Fund which traded on the Hong Kong exchange. This adjustment was made pursuant to procedures established by the Board of Trustees. These securities represented approximately 79.5% of the Fund's total net assets at August 31, 1998.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost  is   determined   and  gains  and  losses  are  based  upon  the  specific
identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflect the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $11,352 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuations in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge
certain  other  foreign   currency   denominated   assets.   All  contracts  are
marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature.
Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Newport Fund Management, Inc. (the Advisor) is the investment Advisor of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

ADMINISTRATION FEE:  Colonial Management Associates, Inc. (the
Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

     Average Net Assets                           Annual Fee Rate
-----------------------------                 -------------------------
     First $50 million                               No charge
     Next $950 million                                 0.035%

TRANSFER AGENT: Liberty Funds Services Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING   DISCOUNTS,   SERVICE  AND   DISTRIBUTION   FEES:   Liberty  Funds
Distributor,   Inc.,   formerly  Liberty   Financial   Investments,   Inc.  (the
Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $35,299 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $207,063, $11,446 and $6,846 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY:  During the year ended August 31, 1998, purchases and sales
of  investments,   other  than  short-term  obligations,  were  $40,641,328  and
$40,805,788, respectively.

Unrealized appreciation (depreciation) at August 31, 1998, based on cost of investments for federal income tax purposes was:

                 Gross unrealized appreciation   $      95,528
                 Gross unrealized depreciation     (60,370,530)
                                                 -------------
                    Net unrealized depreciation  $ (60,275,002)
                                                 =============

CAPITAL LOSS CARRYFORWARDS: At August 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                        Capital loss
                 expiration                      carryforward
                 ------------                    --------------
                    2006                            $  829,000
Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  STOCK SPLIT
-------------------------------------------------------------------------------
On July 25, 1997, the Trustees declared and effected a 1.50 for 1 stock split on shares of beneficial interest outstanding.

NOTE 5.  OTHER OPERATIONAL AND CAPITAL ACTIVITY
-------------------------------------------------------------------------------
For the period May 12, 1997 through May 16, 1997, the Fund had net investment income of $1,182 and net realized and unrealized losses of $535. The following is a summary of capital activity from May 12, 1997 through May 16, 1997, adjusted to reflect the stock split described in Note 4.

                                                                        Shares
Receipts for shares sold - Class A              $  1,700,000            127,500
Receipts for shares sold - Class B              $    100,000              7,500
Receipts for shares sold - Class C              $    100,000              7,500
Receipts for shares sold - Class Z              $    100,000              7,500

NOTE 6. SUBSCRIPTION OFFERING
-------------------------------------------------------------------------------
From June 16, 1997 (the record date) through July 25, 1997, the Fund offered the common shareholders of each of the Participating Funds (Colonial Investment Grade Municipal Trust, Colonial Municipal Income Fund, Colonial High Income Municipal Trust, Colonial Intermediate High Income Fund, Colonial Intermarket Income Trust I, Newport Tiger Fund, Newport Tiger Cub Fund, Newport Japan Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.) the right to subscribe for Class A shares of the Fund, without paying an up-front sales charge, at the rate of one Load-Waived Class A share of the Fund for each common share of a Participating Fund held on the record date. The Load-Waived Class A shares issued are subject to a contingent deferred sales charge (CDSC) of 2.00% if such shares are redeemed prior to July 31, 1999.

NOTE 7.  OTHER RELATED PARTY TRANSACTIONS
-------------------------------------------------------------------------------
From May 12, 1997 to July 25, 1997 Colonial Management Associates, Inc., an affiliate of the Fund, was the sole shareholder. During that period the Fund's operations produced net realized and unrealized gains of $980,279 and net investment income of $657. A subscription offering of the shares provided additional capital of $119,548,718 to the Fund on July 25, 1997.

NOTE 8.  FINANCIAL HIGHLIGHTS INFORMATION
-------------------------------------------------------------------------------
The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 1997 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                    Year ended August 31
                                     ----------------------------------------------------
                                                             1998
                                     Class A        Class B        Class C        Class Z
                                     --------       --------       --------       --------
Net asset value -
  Beginning of period                $ 17.900       $ 17.860       $ 17.860       $ 17.910
                                     --------       --------       --------       --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income
  (loss) (a)(b)(c)                      0.092          0.012          0.013          0.123
Net realized and unrealized loss      (11.591)       (11.478)       (11.498)       (11.586)
                                     --------       --------       --------       --------
   Total from Investment
     Operations                       (11.499)       (11.466)       (11.485)       (11.463)
                                     --------       --------       --------       --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income             (0.061)        (0.054)        (0.055)        (0.067)
                                     --------       --------       --------       --------
Net asset value - End of period      $  6.340       $  6.340       $  6.320       $  6.380
                                     ========       ========       ========       ========
Total return (d)(e)                   (64.42)%       (64.36)%       (64.46)%       (64.19)%
                                     ========       ========       ========       ========

RATIOS TO AVERAGE NET ASSETS
Expenses (f)                             2.15%          2.90%          2.90%          1.90%
Net investment income (loss) (f)         0.74%        (0.01)%        (0.01)%          0.99%
Fees and expenses waived or borne
  by the Advisor/Administrator (f)       0.31%          0.31%          0.31%          0.31%
Portfolio turnover                         58%            58%            58%            58%
Net assets at end of period (000)    $ 31,214      $  1,692       $    443       $     49

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
      which amounted to:              $ 0.039        $ 0.039       $  0.039       $  0.039
(b) Per share data was calculated  using average shares  outstanding  during the period.  (c) 1998 information  includes  distributions from Cheung Kong Holdings
Ltd., Citic Pacific
    Ltd., Guangshen Railway Co., Ltd. and Henderson Land Development Co., Ltd., which amounted to $0.019, $0.036, $0.018 and $0.020 per share, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had  the  Advisor/Administrator  not  waived  or  reimbursed  a  portion  of expenses, total return would have been reduced.
(f) The  benefits   derived  from   custody   credits  and  directed   brokerage
    arrangements had no impact.

                                FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                     Period ended August 31
                                     ----------------------------------------------------
                                                            1997 (d)
                                      Class A       Class B        Class C        Class Z
                                     --------       --------       --------       --------
Net asset value -
   Beginning of period               $ 13.340       $ 13.330       $ 13.330       $ 13.340
                                     --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss) (a)(b)(c)                0.052         (0.004)        (0.004)         0.065
Net realized and
 unrealized gain (e)                    4.508          4.534          4.534          4.505
                                     --------       --------       --------       --------
   Total from Investment
      Operations                        4.560          4.530          4.530          4.570
                                     --------       --------       --------       --------
Net asset value -
   End of period                       17.900         17.860         17.860         17.910
                                     ========       ========       ========       ========
Total return (f)(g)(h)                 34.22%         33.98%         33.98%         34.29%
                                     ========       ========       ========       ========

RATIOS TO AVERAGE NET ASSETS
Expenses (i)(j)                         2.15%          2.90%          2.90%          1.90%
Net investment
 income (loss) (i)(j)                   0.89%          0.14%          0.14%          1.14%
Fees and expenses
 waived or borne by the
 Advisor/Administrator (i)(j)           0.59%          0.59%          0.59%          0.59%
Portfolio turnover (h)                     4%             4%             4%             4%
Net assets at end
of period (000)                      $115,699       $    135       $    134       $    135
(a) Net of fees and expenses waived or borne by the Advisor/Administrator
      which amounted to:             $  0.034       $  0.034       $  0.034       $  0.034
(b) Per share data was calculated using average shares outstanding during the period.
(c) Includes distributions from China Light & Power Co., Ltd., Dah Sing Financial, Glorious
    Sun Enterprises and Hang Seng Bank Ltd., which amounted to $0.078 per share.
(d) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective  date of  registration  (May 16, 1997) with the Securities and
    Exchange Commission.  The per share information reflects the 1.5 for 1 stock split effective July 25, 1997.
(e) Please see Note 8 in Notes to the Financial Statements.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had  the  Advisor/Administrator  not  waived  or  reimbursed  a  portion  of expenses, total return would have been reduced.
(h) Not annualized.
(i) The  benefits   derived  from   custody   credits  and  directed   brokerage
    arrangements had no impact.
(j) Annualized.

                        REPORT OF INDEPENDENT ACCOUNTANTS

          T0 THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
                           NEWPORT GREATER CHINA FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newport Greater China Fund (the "Fund") ( a series of Colonial Trust II) at August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ......... press  [1]

For account information .......................................... press  [2]

To speak to a service representative ............................. press  [3]

For yield and total return information ........................... press  [4]

For duplicate statements or new supply of checks ................. press  [5]

To order duplicate tax forms and year-end statements ............. press  [6]
(February through May)

To review your options at any time during your call .............. press  [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Newport Greater China Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Newport Greater China Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Greater China Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

*Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the
 Transfer Agent for Colonial, Stein Roe Advisor and Newport Funds -- changed its name to Liberty Funds Services, Inc.

--------------------------------------------------------------------------------

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

[Logo] LIBERTY
       COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)1998
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                               GC-02/942F-1098 M (10/98) 98/1047

--------------------------------------------------------------------------------